                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): March 11, 1999
                                                  ----------------


                            SS&C Technologies, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           000-28430                                     06-1169696
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



80 Lamberton Road
Windsor, Connecticut                                              06095
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (860) 298-4500
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of filing the financial statements of HedgeWare, Inc. ("HedgeWare") required by
Item 7(a) and the pro forma financial information required by Item 7(b).

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          The financial statements of HedgeWare required by this item are included as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

     (b)  Pro Forma Financial Information.
          -------------------------------

          The proforma financial information required by this item is included as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

     (c)  Exhibits.
          --------

          The Exhibit Index attached hereto is incorporated herein by reference.


                                      -2-
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 2, 1999                 SS&C TECHNOLOGIES, INC.
                                       ---------------------------------------
                                                     (Registrant)



                                       By: /s/ Anthony R. Guarascio
                                          -------------------------------------
                                          Anthony R. Guarascio
                                          Senior Vice President and Chief
                                          Financial Officer (Principal Financial
                                          and Accounting Officer)


                                      -3-
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                                 EXHIBIT INDEX


Exhibit
Number                           Description
-------                          -----------


  2 Agreement and Plan of Merger, dated as of March 11, 1999, by and among SS&C Technologies, Inc., HedgeWare, Inc., Asset Management Acquisition Corp. and Michael J. Lazarcheck, Robert H. Pontbriand, Matthew J. Cosciello, Andrew Appell, Eugene Barra, Ellis Horowitz, Ronald Kashden, Brook F. Seitz, Mark E. Tarantina and Alan Zenreich (previously filed as Exhibit 2 to the Registrant's Current Report on Form 8-K, dated March 11, 1999 (File No. 000-28430)).

 23.1     Consent of PricewaterhouseCoopers LLP.

 99.1 Press Release dated March 11, 1999 (previously filed as Exhibit 99 to the Registrant's Current Report on Form 8-K, dated March 11, 1999 (File No. 000-28430)).

 99.2     Financial Statements of HedgeWare, Inc.

 99.3     Pro Forma Financial Statements of SS&C Technologies, Inc.